Exhibit 99.1

LHC GROUP AND ALMOST FAMILY ANNOUNCE MERGER OF EQUALS TO CREATE LEADING NATIONAL PROVIDER OF IN-HOME HEALTHCARE SERVICES

•	National platform enables greater service and continuity across continuum of care

•	Well-positioned to lead the transition to value-based reimbursement through the highest quality and patient satisfaction

•	Immediately accretive for the shareholders of each company

•	$25 million in run-rate cost synergies identified

•	Diversification of services and expansion of geographic footprint creates in-home healthcare provider and joint venture partner of choice for leading hospitals and health systems

•	Well-capitalized balance sheet for continued growth through acquisitions

•	Multi-channel growth opportunities accelerate organic growth, expand joint venture relationships and extend service lines

LAFAYETTE, La. and LOUISVILLE, Ky. (November 16, 2017) – LHC Group, Inc. (NASDAQ: LHCG) and Almost Family, Inc. (NASDAQ: AFAM) announced today that they have agreed to combine in an all-stock merger of equals transaction pursuant to a definitive merger agreement unanimously approved by the Boards of Directors of each company.

The merger will create a nationwide provider of in-home healthcare services with a long track record of successfully partnering with hospitals and health systems led by the most experienced management team steeped in home health. The combined company will have 781 locations in 36 states with more than 31,000 employees and revenue of $1.8 billion and Adjusted EBITDA of approximately $145 million for the trailing 12-month period ended September 30, 2017.

Compelling Strategic Rationale

•	Industry Leadership: Creates the leading in-home healthcare company in the United States, with a large, national footprint and diversified lines of service as well as Centers for Medicare & Medicaid Services (CMS) Star ratings that outpace the industry. The combined company is well-positioned to lead the industry’s transition to value-based reimbursement and highly coordinated care.

•	Accelerated Growth: The creation of a comprehensive in-home healthcare solution with home health, hospice and personal care services sets the stage for new channels of organic growth throughout the existing footprint. The combined company will be positioned as the preferred in-home healthcare partner to current and potential hospital joint venture partners as well as referral sources. A significant pipeline of joint ventures, extensions of existing relationships and acquisitions is expected to accelerate revenue growth.

•	Immediate Accretion: The merger is expected to be immediately accretive to adjusted earnings per diluted share for both companies, and to generate identified pre-tax run-rate cost synergies of $25 million.

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•	Balance Sheet Flexibility: Combined gross leverage is expected to be 1.5x based on combined trailing 12-month 2017 Adjusted EBITDA as of September 30, 2017, pro forma for $25 million in cost synergies, which provides additional capacity to pursue new acquisition opportunities.

•	Strong Cultural Fit and Shared Vision: A history of senior leadership collaboration within the in-home healthcare industry and a shared vision to shape the evolution of the U.S. healthcare delivery system to value-based reimbursement set the stage for an integration of naturally synergistic organizations. The ability to leverage technology to extend scale and share best practices among two industry leaders in quality and patient satisfaction creates a localized provider with an unrivaled commitment to delivering patient-centered care in the home.

•	Industry Leading Management Team: The combined company is led by a management team with strong operational expertise, a proven track record of developing joint ventures with leading hospitals and health systems and a history of successful, efficient capital deployment.

Transaction Details

Under terms of the transaction, Almost Family shareholders will receive 0.9150 shares of LHC Group for each existing Almost Family share. Upon closing of the transaction, LHC Group shareholders will own 58.5% and Almost Family shareholders will own 41.5% of the combined company. The stock issuance in the merger is expected to be tax-free to shareholders of both companies. The transaction, which is expected to be completed in the first half of 2018, is subject to the receipt of regulatory approvals and other customary closing conditions as well as the approval of shareholders of both LHC Group and Almost Family.

The combined company will continue to trade on NASDAQ under the ticker symbol, “LHCG.” William Yarmuth, current chairman and chief executive officer of Almost Family, will remain as a special advisor to the combined company, while Steve Guenthner, current president and principal financial officer of Almost Family, will be named chief strategy officer. Keith Myers, current chairman and chief executive officer of LHC Group, will be named chairman and chief executive officer of the combined company, while Donald Stelly will be named president and chief operating officer and Joshua Proffitt will be named chief financial officer. The Board of Directors will be comprised of ten members, six of which (including Mr. Myers and Lead Independent Director Billy Tauzin) will be current LHC Group directors and four of which will be Almost Family directors. The combined companies’ Home Office will remain in Lafayette, La., and Personal Care Services, Healthcare Innovations and other support services will continue to operate out of Louisville, Ky.

Commenting on the announcement, Keith G. Myers, LHC Group’s chairman and CEO, said, “William Yarmuth and I have worked closely together on many of the important issues our industry has faced over the years, including the most recent home health advocacy with CMS, Office of Management and Budget and Congress. Almost Family shares our vision for making a difference in the communities we serve by delivering quality, outcomes-focused, patient-centered care to the most vulnerable in society. This merger is truly a transformative event for both our companies and our patients nationwide and a unique opportunity to bring more than 30,000 dedicated and talented employees together to lead the in-home healthcare industry’s transition to value-based reimbursement and highly coordinated care.”

William B. Yarmuth, Almost Family’s chairman and CEO, added, “In my opinion, we are combining two of America’s most successful home healthcare companies to create what will be the best-run, best-positioned in-home healthcare company in America. The complementary nature of our two firms provides incredible fit, adding clinical, operational and financial strength, and depth without any meaningful conflicts or overlaps in management, geography, and service capabilities. I believe the combined company will have the management team with the broadest and deepest experience of all the national in-home healthcare providers.

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“By combining the best of both our long track records of success and patient-focused cultures, we will be able to accomplish much more together than either of us could possibly achieve alone. I am extremely proud of the work we’ve done, the progress we’ve made, and the tremendous prospects for our future together. I look forward to working with Keith and the rest of the management team in the continued evolution of these companies.”

Jefferies LLC is serving as financial advisor to LHC Group and Alston & Bird LLP is serving as its legal advisor. Guggenheim Securities, LLC is serving as financial advisor to Almost Family and Gibson, Dunn & Crutcher LLP is serving as its legal advisor.

Conference Call

LHC Group and Almost Family will host a joint conference call today at 11:00 a.m. Eastern time to discuss the proposed merger. The toll-free number to call for this interactive teleconference is (866) 393-1608 (international callers should call (973) 890-8327). A telephonic replay of the conference call will be available through midnight on November 23, 2017, by dialing (855) 859-2056 (international callers should call (404) 537-3406) and entering confirmation number 1169538.

A live broadcast of the joint conference call as well as presentation materials will be available under the Investor tabs at www.LHCgroup.com and www.AlmostFamily.com. A one-year online replay will be available approximately an hour following the conclusion of the live broadcast.

About LHC Group, Inc.

LHC Group, Inc. is a national provider of non-acute healthcare services, providing quality, cost-effective healthcare to patients primarily within the comfort and privacy of their home or place of residence. LHC Group provides a comprehensive array of healthcare services through home health, hospice, community-based services agencies and facility-based services. LHC Group operates 320 home health services locations, 92 hospice locations, 12 community-based service locations and 15 long-term acute care hospitals (LTACHs).

About Almost Family, Inc.

Almost Family, Inc., founded in 1976, is a leading national provider of home healthcare services, with 332 branch locations in 26 states, including its joint venture with Community Health Systems, Inc.. Almost Family, Inc. and its subsidiaries operate home health, other home-based services and healthcare innovations segments.

Forward-Looking Statements

This press release contains “forward-looking statements” (as defined in the Securities Litigation Reform Act of 1995) regarding, among other things, future events or the future financial performance of LHC Group, Inc. (“LHC Group”) and Almost Family, Inc. (“Almost Family”). Words such as “anticipate,” “expect,” “project,” “intend,” “believe,” “will,” “estimates,” “may,” “could,” “should” and words and terms of similar substance used in connection with any discussion of future plans, actions or events identify forward-looking statements. The closing of the proposed transaction is subject to the approval of the stockholders of LHC Group and Almost Family, regulatory approvals and other customary closing conditions. There is no assurance that such conditions will be met or that the proposed transaction will be consummated within the expected time frame, or at all. Forward-looking statements relating to the proposed transaction include, but are not limited to: statements about the benefits of the proposed transaction, including anticipated earnings accretion, synergies and cost savings and future financial and operating results; LHC Group’s and Almost Family’s plans, objectives, expectations, projections and intentions; the expected timing of completion of the proposed transaction; and other statements relating to the transaction that are not historical facts. Forward-looking statements are based on information currently available to LHC Group and Almost Family and

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involve estimates, expectations and projections. Investors are cautioned that all such forward-looking statements are subject to risks and uncertainties, and important factors could cause actual events or results to differ materially from those indicated by such forward-looking statements. With respect to the proposed transaction, these risks, uncertainties and factors include, but are not limited to: the risk that LHC Group or Almost Family may be unable to obtain governmental and regulatory approvals required for the transaction, or that required governmental and regulatory approvals may delay the transaction or result in the imposition of conditions that could reduce the anticipated benefits from the proposed transaction or cause the parties to abandon the proposed transaction; the risk that required stockholder approvals may not be obtained; the risks that the other condition(s) to closing of the transaction may not be satisfied; the length of time necessary to consummate the proposed transaction, which may be longer than anticipated for various reasons; the risk that the businesses will not be integrated successfully; the risk that the cost savings, synergies and growth from the proposed transaction may not be fully realized or may take longer to realize than expected; the diversion of management time on transaction-related issues; the risk that costs associated with the integration of the businesses are higher than anticipated; and litigation risks related to the transaction. With respect to the businesses of LHC Group and/or Almost Family, including if the proposed transaction is consummated, these risks, uncertainties and factors include, but are not limited to: changes in, or failure to comply with, existing government regulations that impact LHC Group’s and/or Almost Family’s businesses; legislative proposals for healthcare reform; the impact of changes in future interpretations of fraud, anti-kickback, or other laws; changes in Medicare and Medicaid reimbursement levels; changes in laws and regulations with respect to Accountable Care Organizations; changes in the marketplace and regulatory environment for Health Risk Assessments; decrease in demand for LHC Group’s or Almost Family’s services; the potential impact of the announcement or consummation of the proposed transaction on relationships with customers, joint venture and other partners, competitors, management and other employees, including the loss of significant contracts or reduction in revenues associated with major payor sources; ability of customers to pay for services; risks related to any current or future litigation proceedings; potential audits and investigations by government and regulatory agencies, including the impact of any negative publicity or litigation; the ability to attract new customers and retain existing customers in the manner anticipated; the ability to hire and retain key personnel; the risk that the credit ratings of the combined company or its subsidiaries may be different from what the companies expect and/or risks related to the ability to obtain financing; increased competition from other entities offering similar services as offered by LHC Group and Almost Family; reliance on and integration of information technology systems; ability to protect intellectual property rights; impact of security breaches, cyber-attacks or fraudulent activity on LHC Group’s or Almost Family’s reputation; the risks associated with assumptions the parties make in connection with the parties’ critical accounting estimates and legal proceedings; the risks associated with the combined company’s expansion strategy, the successful integration of recent acquisitions, and if necessary, the ability to relocate or restructure current facilities; and the potential impact of an economic downturn or effects of tax assessments or tax positions taken, risks related to goodwill and other intangible asset impairment, tax adjustments, anticipated tax rates, benefit or retirement plan costs, or other regulatory compliance costs.

Additional information concerning other risk factors is also contained in LHC Group’s and Almost Family’s most recently filed Annual Reports on Form 10-K, subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other Securities and Exchange Commission (“SEC”) filings.

Many of these risks, uncertainties and assumptions are beyond LHC Group’s or Almost Family’s ability to control or predict. Because of these risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements. Furthermore, forward-looking statements speak only as of the information currently available to the parties on the date they are made, and neither LHC Group nor Almost Family undertakes any obligation to update publicly or revise any forward-looking

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statements to reflect events or circumstances that may arise after the date of this press release. Neither LHC Group nor Almost Family gives any assurance (1) that either LHC Group or Almost Family will achieve its expectations, or (2) concerning any result or the timing thereof. All subsequent written and oral forward-looking statements concerning LHC group, Almost Family, the proposed transaction, the combined company or other matters and attributable to LHC Group or Almost Family or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above.

Additional Information And Where To Find It

The proposed transaction between LHC Group and Almost Family will be submitted to the respective stockholders of LHC Group and Almost Family for their consideration. LHC Group will file with the SEC a registration statement on Form S-4 that will include a joint proxy statement of LHC Group and Almost Family that also constitutes a prospectus of LHC Group. LHC Group and Almost Family will deliver the joint proxy statement/prospectus to their respective stockholders as required by applicable law. LHC Group and Almost Family also plan to file other documents with the SEC regarding the proposed transaction. This press release is not a substitute for any prospectus, proxy statement or any other document which LHC Group or Almost Family may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF LHC GROUP AND ALMOST FAMILY ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT LHC GROUP, ALMOST FAMILY, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and stockholders will be able to obtain free copies of the joint proxy statement/prospectus and other documents containing important information about LHC Group and Almost Family, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. LHC Group and Almost Family make available free of charge at www.lhcgroup.com and www.almostfamily.com, respectively (in the “Investor” or “Investor Relations” section, as applicable), copies of materials they file with, or furnish to, the SEC.

Participants In The Merger Solicitation

LHC Group, Almost Family, and certain of their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the stockholders of LHC Group and Almost Family in connection with the proposed transaction. Information about the directors and executive officers of LHC Group is set forth in its proxy statement for its 2017 annual meeting of stockholders, which was filed with the SEC on April 28, 2017. Information about the directors and executive officers of Almost Family is set forth in its proxy statement for its 2017 annual meeting of shareholders, which was filed with the SEC on April 7, 2017. These documents can be obtained free of charge from the sources indicated above. Other information regarding those persons who are, under the rules of the SEC, participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

No Offer or Solicitation

This press release is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval with respect to the proposed transaction between LHC Group and Almost Family or otherwise, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

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Non-GAAP Financial Information

This press release includes certain financial measures that were not prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), including Adjusted EBITDA and Adjusted Earnings per Share. The companies use these non-GAAP financial measures in operating its business because management believes they are less susceptible to variances in actual operating performance that can result from the excluded items. The companies present these financial measures to investors because they believe they are useful to investors in evaluating the primary factors that drive the companies’ operating performance. The items excluded from these non-GAAP measures are important in understanding LHC Group’s and Almost Family’s financial performance, and any non-GAAP measures presented should not be considered in isolation of, or as an alternative to, GAAP financial measures. Since these non-GAAP financial measures are not measures determined in accordance with GAAP, have no standardized meaning prescribed by GAAP and are susceptible to varying calculations, these measures, as presented, may not be comparable to other similarly titled measures of other companies. Adjusted EBITDA of LHC Group and Almost Family is defined as net income (loss) before income tax benefit (expense), interest expense, depreciation and amortization expense, and transaction costs related to previous transactions. Adjusted Earnings per Share is defined as diluted earnings per share adjusted transaction costs related to acquisition activities, net of estimated tax benefit.

Contact:

Investors:

LHC Group	Almost Family
Eric Elliott	Steven Guenthner
Senior Vice President of Finance	President and Principal Financial Officer
(337) 233-1307	(502) 891-1000
eric.elliott@lhcgroup.com	steveguenthner@almostfamily.com

Media:

Schmidt Public Affairs
Rebecca Reid
(410) 212-3843 rreid@schmidtpa.com

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